Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sanders Morris Harris Group Inc. (the “Company”) on Form 10-K for the period ended December 31, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ben T. Morris, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BEN T. MORRIS
Ben T. Morris
Chief Executive Officer

March 12, 2004

A signed original of this written statement required by Section 906 has been provided to Sanders Morris Harris Group Inc. and will be retained by Sanders Morris Harris Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.